Exhibit 10.3

SECOND AMENDMENT
TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
AND
JOINDER AGREEMENT
dated as of
July 17, 2015
among
GENESIS ENERGY, L.P.,
as the Borrower,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and Issuing Bank,

BANK OF AMERICA, N.A. and BANK OF MONTREAL,
as Co-Syndication Agents,

U.S. BANK NATIONAL ASSOCIATION,
as Documentation Agent,

and

The Lenders Party Hereto

Exhibit 10.3

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT AND JOINDER AGREEMENT
THIS SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT AND JOINDER AGREEMENT, dated as of July 17, 2015 (this “Second Amendment”), is by and among GENESIS ENERGY, L.P., a Delaware limited partnership (the “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (the “Lenders”), the institutions set forth on Schedule 1 hereto (each an “Incremental Lender” and collectively the “Incremental Lenders”) and the other Lenders party hereto.
RECITALS
A.    The Borrower, the Lenders party thereto, the Administrative Agent and the other agents and Issuing Banks referred to therein are parties to that certain Fourth Amended and Restated Credit Agreement, dated as of June 30, 2014, as amended by that certain First Amendment to Fourth Amended and Restated Credit Agreement, dated as of August 25, 2014 (as so amended and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain Loans and provided certain Committed Amounts (subject to the terms and conditions thereof) to the Borrower;
B.    Subject to the terms and conditions of the Credit Agreement, the Borrower may increase the existing aggregate Committed Amounts (each such increased Committed Amount, an “Incremental Facility Committed Amount”) by increasing the Committed Amount of one or more existing Lenders (each such Lender, an “Increasing Lender”) and by causing one or more Persons that at such time are not Lenders to become Additional Lenders;
C.    Each Incremental Lender party to this Second Amendment (i) constitutes either an Increasing Lender or an Additional Lender, and (ii) desires to provide an Incremental Facility Committed Amount as specified on Schedule 1 attached hereto upon the terms and subject to the conditions set forth herein;
D.    The Borrower wishes, and the Lenders signatory hereto and the Administrative Agent are willing, to amend the Credit Agreement as more fully described herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article, schedule, exhibit and section references in this Second Amendment refer to articles and sections of the Credit Agreement.

SECTION 2.Incremental Facility Committed Amounts

(a)
Each Incremental Lender that is an Increasing Lender hereby agrees that (i) its Committed Amount will be increased by the amount of its Incremental Facility Committed Amount set forth on Schedule 1 attached hereto effective as of the date on which the conditions described in Section 5(c) below are satisfied (or waived in accordance with Section 9.02 of the Credit Agreement), (ii) after giving effect to such increase, its total Committed Amount will be the amount of its “Total Committed Amount” set forth on Schedule 1 attached hereto, (iii) it shall continue to be a Lender under the Credit Agreement and (iv) this Second Amendment constitutes the Committed Amount Increase Certificate for such Incremental Lender required by Section 2.05(c)(ii)(D) of the Credit Agreement.

(b)	Each Incremental Lender that is an Additional Lender hereby agrees (i) to become a Lender under the Credit Agreement effective as of the date on which the conditions described in

[Signature Page -- Second Amendment to Fourth Amended
and Restated Credit Agreement and Joinder Agreement]

Exhibit 10.3

Section 5(c) below are satisfied (or waived in accordance with Section 9.02 of the Credit Agreement) with a Committed Amount equal to its Incremental Facility Committed Amount set forth on Schedule 1 attached hereto, (ii) that it shall be a party in all respects to, and bound as a Lender in all respects by, the Credit Agreement and the other Loan Documents, (iii) that this Second Amendment constitutes an Additional Lender Certificate for such Incremental Lender required by Section 2.05(c)(ii)(E) of the Credit Agreement and (iv) that delivered to the Administrative Agent (and, in the case of clause (A) below, the Borrower) herewith are (A) if such Incremental Lender is a Foreign Lender, any documentation required to be delivered by such Incremental Lender pursuant to Section 2.17(e) of the Credit Agreement, duly completed and executed by such Incremental Lender, and (B) an Administrative Questionnaire in the form supplied by the Administrative Agent, duly completed by such Incremental Lender.

(c)
On the date on which the conditions described in Section 5(c) below are satisfied (or waived in accordance with Section 9.02 of the Credit Agreement), (i) each of the existing Lenders shall assign to each of the Incremental Lenders, and each of the Incremental Lenders shall purchase from each of the existing Lenders, at the principal amount thereof, such interests in the outstanding Loans and participations in Letters of Credit outstanding on such date that will result in, after giving effect to all such assignments and purchases, each existing Lender and each Incremental Lender holding its Ratable Portion of the outstanding Loans and participations in Letters of Credit after giving effect to the addition of the Incremental Facility Committed Amounts hereby; (ii) each Incremental Facility Committed Amount shall be deemed, for all purposes, a Committed Amount and each loan made thereunder shall be deemed, for all purposes, a Loan and have the same terms as any existing Loan and (iii) each Incremental Lender shall constitute a Lender with respect to its Incremental Facility Committed Amount and all matters relating thereto.

(d)
Each Incremental Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Second Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or agent thereunder and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

SECTION 3.    Second Amendment Effective Date Amendments. As of the Second Amendment Effective Date, the Credit Agreement is amended as follows:

(a)	Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetic order:
““Increase and Amendment Effective Date” means the date on which all of the conditions set forth in Section 5(b) of the Second Amendment shall have been satisfied (or waived in accordance with Section 9.02 of the Credit Agreement).”
““Second Amendment” means that certain Second Amendment to Fourth Amended and Restated Credit Agreement and Joinder Agreement, dated as of July 17, 2015, among the Borrower, the Administrative Agent and the Lenders party thereto.”
““Second Amendment Effective Date” means the date on which all of the conditions set forth in Section 5(a) of the Second Amendment shall have been satisfied (or waived in accordance with Section 9.02 of the Credit Agreement).”

Exhibit 10.3

““Specified Acquisition” means the acquisition by the Borrower or any Borrower Party of the Specified Equity Interests, as more particularly described in the Specified Acquisition PSA, to the extent such acquisition is consummated in compliance with the Second Amendment.”
““Specified Acquisition Alternative Note Facility” means senior notes issued by one or both of the Borrower and Finance Co at the request of the Arrangers in an aggregate principal amount, together with the principal amount of any Specified Acquisition Alternative Term Facility, not to exceed $300,000,000 in connection with, and in order to finance a portion of the consideration for, the Specified Acquisition or to replace or refinance Indebtedness under this Agreement; provided that the terms and conditions of such Indebtedness shall be satisfactory to the Arrangers.”
““Specified Acquisition Alternative Term Facility” means one or more term loan B facilities issued by the Borrower at the request of the Arrangers in an aggregate principal amount, together with the principal amount of any Specified Acquisition Alternative Note Facility, not to exceed $300,000,000 in connection with, and in order to finance a portion of the consideration for, the Specified Acquisition or to replace or refinance Indebtedness under this Agreement; provided that (a) the terms and conditions of such Indebtedness shall be satisfactory to the Arrangers, and (b) such Indebtedness shall be subject to customary intercreditor terms reasonably satisfactory to the Administrative Agent.”
““Specified Acquisition PSA” means that certain Purchase and Sale Agreement by and between Enterprise Products Operating LLC, as seller, and the Borrower, as buyer, dated as of July 16, 2015.”
““Specified Equity Interests” means the “Acquired Equity Interests”, as more particularly described in the Specified Acquisition PSA.”

(b)
The definition of “Permitted Encumbrances” in Section 1.01 of the Credit Agreement is hereby amended by amended and restating in their entirety as follows each of clause (h) thereof and the proviso at the end thereof:

“(h)    Liens described in Sections 6.02(b), 6.02(c), 6.02(d), 6.02(e), 6.02(f), 6.02(g), 6.02(h), 6.02(i), 6.02(j) or 6.02(k); and”
“provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness for borrowed money (other than Liens permitted pursuant to Sections 6.02(b), 6.02(c), 6.02(f), 6.02(g), 6.02(h), 6.02(j) and 6.02(k)).”

(c)	Section 6.01(j) of the Credit Agreement is hereby amended by amending and restating clause (ii) of the proviso therein in its entirety as follows:
“(ii) except in the case of any Specified Acquisition Alternative Note Facility, no Event of Default exists or would exist immediately after the issuance of such Indebtedness or Disqualified Equity,”

(d)
Section 6.02 of the Credit is hereby amended by (i) deleting the “and” from the end of Section 6.02(i) of the Credit Agreement, (ii) renaming the existing Section 6.02(j) of the Credit Agreement as Section 6.02(k) of the Credit Agreement and (iii) inserting the following new clause (j) after Section 6.02(i) of the Credit Agreement:

“(j)    prior to the Increase and Amendment Effective Date, Liens represented by the escrow of the proceeds of Indebtedness issued pursuant to Section 6.01(j) of the Credit Agreement to finance the Specified Acquisition.”

(e)	Section 6.14 of the Credit Agreement is hereby amended to add the following as a new clause (d) thereof:
“(d)    Calculations in Connection with the Specified Acquisition. Notwithstanding anything to the contrary contained in this Section 6.14, all Indebtedness issued pursuant to Section 6.01(j) of the Credit Agreement in advance of the consummation of the Specified Acquisition for the purpose of financing the Specified Acquisition shall be excluded from Consolidated Total Funded Debt for purposes of calculating compliance with the financial covenants set forth in Section 6.14

Exhibit 10.3

until the consummation of the Specified Acquisition; provided that such Indebtedness is subject to special mandatory redemption provisions if the Specified Acquisition is not consummated.”
SECTION 4.    Increase and Amendment Effective Date Amendments. As of the Increase and Amendment Effective Date, the Credit Agreement is amended as follows:

(a)	Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetic order:
““Equity Condition” means that the Borrower has consummated a public offering of common units representing limited partnership interests in the Borrower resulting in the receipt by the Borrower of gross proceeds of at least $350,000,000 during the period commencing on July 17, 2015 and ending on the Increase and Amendment Effective Date.”
““Independence Hub” means Independence Hub, LLC, a Delaware limited liability company governed by that certain Limited Liability Company Agreement of Independence Hub, LLC, dated December 14, 2004, as amended, restated or otherwise modified from time to time to the extent permitted hereby.”
““Poseidon” means Poseidon Oil Pipeline Company, L.L.C., a Delaware limited liability company governed by that certain Limited Liability Company Agreement of Poseidon Oil Pipeline Company, L.L.C., dated February 14, 1996, as amended, restated or otherwise modified from time to time to the extent permitted hereby.”
““Specified Acquired Business” means the offshore pipeline and services business acquired pursuant to the Specified Acquisition PSA.”
““Specified Acquisition Bridge Facility” means unsecured Indebtedness in an aggregate principal amount not to exceed $1,000,000,000, incurred by the Borrower in connection with, and in order to finance a portion of the consideration for, the Specified Acquisition, pursuant to a bridge facility (including rollover loans and exchange notes).”

(b)	Section 1.01 of the Credit Agreement is hereby amended by restating the following definitions in their entirety:
““Joint Venture” means (a) any Person (i) that is not a Subsidiary, and (ii) of which the Borrower, together with its subsidiaries, is, directly or indirectly, the beneficial owner of 5% or more of any class of Equity Interests, (b) an Unrestricted Subsidiary formed with the express intention of establishing a joint venture; provided that if an entity formed pursuant to this clause (b) still constitutes a Subsidiary thirty days after formation, it shall no longer constitute a Joint Venture, (c) Poseidon, until such time as Poseidon constitutes a Subsidiary or (d) Independence Hub, until such time as Independence Hub constitutes a Subsidiary.”
““Permitted Acquisition” means (a) the Specified Acquisition or (b) an Acquisition that meets the following conditions:

(i)	such Acquisition shall not constitute or include an Acquisition that results in a Joint Venture;

(ii)	no Default or Event of Default then exists or would result therefrom;

(iii)
with respect to any Acquisition that constitutes a Substantial Transaction, the Borrower shall have made and submitted to the Administrative Agent and the Lenders calculations with respect to the financial covenants contained in Section 6.14 for the respective Calculation Period on a Pro Forma Basis as if the respective Acquisition that constitutes a Substantial Transaction (as well as the other Acquisitions that constitute Substantial Transactions theretofore consummated after the first day of such Calculation Period) had occurred on the first day of such Calculation Period, and such calculations shall show that such financial covenants would have been complied with if such Acquisition had occurred on the first day of such Calculation Period; and

(iv)	such Acquisition shall not be hostile.”

Exhibit 10.3

““Permitted Joint Venture” means (a) any Joint Venture that, at the time of the relevant acquisition of or Investment in such Joint Venture, (i) is not a Borrower Party, does not Control, or own directly or indirectly any Equity Interests in, any Borrower Party and (ii) after giving effect to which, no Default exists or would result therefrom, and (b) to the extent constituting a Joint Venture, Independence Hub and Poseidon.”
““Subsidiary” means any subsidiary of the Borrower; provided, that neither Independence Hub nor Poseidon shall constitute a “Subsidiary” until such time as all of the Equity Interests therein (other than director’s qualifying shares, as may be required by law) are owned by the Borrower, either directly or indirectly through one or more Wholly Owned Subsidiaries.”

(c)
The definition of “Adjusted Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended by adding the following immediately prior to the period at the end of the first sentence of such definition:

“; provided further that if (i) the Equity Condition is not satisfied on or before the Increase and Amendment Effective Date and (ii) the Borrower provides a written notice to the Administrative Agent on or before September 30, 2015 of its election to annualize the Adjusted Consolidated EBITDA in accordance with this proviso, then (A) for the period ending September 30, 2015, Adjusted Consolidated EBITDA shall be deemed to equal Adjusted Consolidated EBITDA for the fiscal quarter ending September 30, 2015 multiplied by 4, (B) for the period ending December 31, 2015, Adjusted Consolidated EBITDA shall be deemed to equal Adjusted Consolidated EBITDA for the two fiscal quarter period ending December 31, 2015 multiplied by 2 and (C) for the period ending March 31, 2016, Adjusted Consolidated EBITDA shall be deemed to equal Adjusted Consolidated EBITDA for the three fiscal quarter period ending March 31, 2016 multiplied by 4/3”

(d)	The definition of “Consolidated Interest Expense” in Section 1.01 of the Credit Agreement is hereby amended by adding the following immediately prior to the period at the end of such definition:
“; provided that if (i) the Equity Condition is not satisfied on or before the Increase and Amendment Effective Date and (ii) the Borrower provides a written notice to the Administrative Agent on or before September 30, 2015 of its election to annualize the Consolidated Interest Expense in accordance with this proviso, then (A) for the period ending September 30, 2015, Consolidated Interest Expense shall be deemed to equal Consolidated Interest Expense for the fiscal quarter ending September 30, 2015 multiplied by 4, (B) for the period ending December 31, 2015, Consolidated Interest Expense shall be deemed to equal Consolidated Interest Expense for the two fiscal quarter period ending December 31, 2015 multiplied by 2 and (C) for the period ending March 31, 2016, Consolidated Interest Expense shall be deemed to equal Consolidated Interest Expense for the three fiscal quarter period ending March 31, 2016 multiplied by 4/3”

(e)	Section 2.05(c)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(i)     Any increase in the aggregate Committed Amounts shall not be less than $5,000,000 unless the Administrative Agent otherwise consents, and no such increase shall be permitted if, after giving effect thereto, the aggregate increases in the Committed Amounts after the Increase and Amendment Effective Date pursuant to this Section 2.05(c) would exceed $500,000,000;”

(f)
Each of Section 2.05(c)(ii)(D) of the Credit Agreement and Section 2.05(c)(ii)(E) of the Credit Agreement are hereby amended by adding the language “(except in connection with any increase consummated on the Increase and Amendment Effective Date)” immediately after the reference to “processing and recordation fee of $3,500” therein.

(g)
Section 6.01 of the Credit Agreement is hereby amended by (i) deleting the “and” from the end of Section 6.01(l) of the Credit Agreement, (ii) renaming the existing Section 6.01(m) of the Credit Agreement as Section 6.01(o) of the Credit Agreement and (iii) inserting the following new clauses (m) and (n) after Section 6.01(l) of the Credit Agreement:

Exhibit 10.3

“(m)    Indebtedness incurred pursuant to the Specified Acquisition Bridge Facility; provided that no Subsidiary that is not also a Guarantor shall guarantee such Indebtedness;
(n)    Indebtedness incurred pursuant to a Specified Acquisition Alternative Term Facility; provided that no Subsidiary that is not also a Guarantor shall guarantee such Indebtedness; and”

(h)	Section 6.02(j) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(j)    Liens securing Indebtedness permitted by Section 6.01(n);”

(i)	Section 6.14(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(a)    Leverage Ratio. The Borrower will not permit its Consolidated Leverage Ratio to be in excess of the applicable ratio set forth below as of the last day of each Test Period set forth below; provided that the Consolidated Leverage Ratio as of the last day of each Test Period ending on or after September 30, 2016 and during a Permitted Acquisition Period shall not exceed 5.50 to 1.00.

Fiscal Quarter Ending	Consolidated Leverage Ratio if the Equity Condition is satisfied on or prior to the Increase and Amendment Effective Date	Consolidated Leverage Ratio if the Equity Condition is not satisfied on or prior to the Increase and Amendment Effective Date
September 30, 2015	5.75 to 1.00	6.00 to 1.00
December 31, 2015	5.50 to 1.00	5.75 to 1.00
March 31, 2016	5.50 to 1.00	5.75 to 1.00
June 30, 2016	5.50 to 1.00	5.50 to 1.00
September 30, 2016 and thereafter	5.00 to 1.00	5.00 to 1.00

(j)
Sections 6.14(b) and 6.14(c) of the Credit Agreement are each hereby amended by adding “, commencing with the Test Period ending September 30, 2015” after the first reference to “Test Period” that appears in each of Section 6.14(b) and Section 6.14(c) of the Credit Agreement.

(k)	Section 6.14 of the Credit Agreement is hereby amended to add the following as a new clause (e) thereof:
“(e)    Pro Forma Calculations Prior to Delivery of September 30, 2015 Financials. To the extent that any transaction or event under this Agreement requires compliance by the Borrower with the financial covenants set forth in Section 6.14 for any period prior to the delivery to the Administrative Agent of the financial statements required by Section 5.01(b) for the fiscal quarter ending September 30, 2015, (i) such period shall be deemed to be the Test Period most recently ended prior to the date of such transaction or event for which financial statements required by Section 5.01(a) or (b) have been delivered to the Administrative Agent pursuant to this Agreement, (ii) pro forma effect shall be given to, inter alia, the Specified Acquisition, the Second Amendment, the incurrence of any Indebtedness and any public offering of common units representing limited partnership interests in the Borrower, in each case, in connection with the Specified Acquisition and all other transactions occurring in connection therewith, and (iii) with respect to the Consolidated Leverage Ratio, compliance with the applicable level set forth in Section 6.14(a) for the fiscal quarter ending September 30, 2015 shall be required.”

(l)	Section 6.17 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Section 6.17     Prepayments on Indebtedness or Disqualified Equity. It will not and will not permit any of its Restricted Subsidiaries to, directly or indirectly, make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption or acquisition for value of, or any prepayment, repurchase or redemption as a result of any asset sale, change of control or similar event of, any outstanding Indebtedness or Disqualified Equity, except (a)

Exhibit 10.3

payments, prepayments, redemptions, repurchases, or acquisitions for value of (i) the Secured Obligations, (ii) immaterial Indebtedness in the ordinary course of business, (iii) Indebtedness or Disqualified Equity issued pursuant to and in accordance with Section 6.01(j) or (n) with the net cash proceeds of, or in exchange for, other Indebtedness or Disqualified Equity issued pursuant to and in accordance with Section 6.01(j), (iv) Indebtedness or Disqualified Equity assumed or otherwise incurred pursuant to and in accordance with Section 6.01(g) with the net cash proceeds of, or in exchange for, other Indebtedness or Disqualified Equity incurred pursuant to Section 6.01(j), (v) Indebtedness issued pursuant to and in accordance with Section 6.01(b) with the net cash proceeds of, or in exchange for, other Indebtedness issued as extensions, renewals, replacements or refinancings thereof pursuant to and in accordance with Section 6.01(b), respectively, and (vi) Indebtedness incurred pursuant to the Specified Acquisition Bridge Facility, made in accordance with the terms of the Specified Acquisition Bridge Facility, and (b) notices in respect of repurchases (but not the repurchases themselves) pursuant to “change of control” or “asset sale” provisions of Indebtedness or Disqualified Equity permitted by Section 6.01(j) or (n).”

(m)	Schedule 2.01 to the Credit Agreement is hereby amended and restated in its entirety as attached hereto.

(n)	Exhibit I to the Credit Agreement is hereby amended and restated in its entirety as attached hereto.
SECTION 5.    Conditions to Effectiveness

(a)
The amendments set forth in Section 3 of this Second Amendment shall not become effective until the date (the “Second Amendment Effective Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 9.02 of the Credit Agreement):

(i)
The Administrative Agent shall have received, from the Required Lenders and the Borrower, executed counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment; provided that this Section 5(a)(i) does not require the delivery of the counterparts described in Section 5(c)(i).

The Administrative Agent shall notify the Borrower and the Lenders of the Second Amendment Effective Date, and such notice shall be conclusive and binding.

(b)
The amendments set forth in Section 4 of this Second Amendment and the obligations of the Incremental Lenders to make Loans under the Incremental Facility Committed Amounts hereunder shall not become effective until the date (the “Increase and Amendment Effective Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 9.02 of the Credit Agreement):

(i)	The conditions set forth in Section 5(a) shall have been satisfied.

(ii)
Prior to or substantially simultaneously with the Increase and Amendment Effective Date, the Specified Acquisition shall have been consummated in accordance with applicable law and the Specified Acquisition PSA, and the Administrative Agent shall have received a certificate executed by a Responsible Officer of the Borrower, dated as of the Increase and Amendment Effective Date, certifying that such acquisition was consummated in accordance with Section 6.05 of the Credit Agreement (as amended hereby), together with such additional evidence of compliance as shall be reasonably requested by the Administrative Agent. The Specified Acquisition PSA shall not have been altered, amended or otherwise changed or supplemented or any provision waived or consented to (including any change in the purchase price) without the prior written consent of the Arrangers (such consent not to be unreasonably withheld or delayed). All conditions precedent to the consummation of the Specified Acquisition, as set forth in the Specified Acquisition PSA, shall have been satisfied in all material respects (without waiver thereof that has not been consented to in writing by the Arrangers (such consent not to be unreasonably withheld or delayed)).

(iii)	(A) None of the Arrangers (or any Affiliate thereof that are Lenders) shall become aware after July 16, 2015 of any information, or any event, development or change with respect

Exhibit 10.3

to the Borrower, any other Borrower Party, any Seller Entity (as defined in the Commitment Letter defined below) or the Specified Acquired Business that, in their reasonable judgment, is inconsistent in a material and adverse manner with the Pre-Commitment Information (as defined in the Commitment Letter) and (B) there has been no change, occurrence or development since December 31, 2014 that has not been disclosed as part of such Pre-Commitment Information prior to July 16, 2015 that would reasonably be expected to result in a “Material Adverse Effect”. For the purposes of this Section 5(b)(iii), “Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations or condition, financial or otherwise, of the Borrower, the Borrower Parties and the Specified Acquired Business, taken as a whole, exclusive of the inclusion (whether through consolidation, the application of the equity or cost method of accounting for investments, or otherwise) of any effects (including investments therein, assets, liabilities, revenues, expenses and income/loss) attributable to any unrestricted subsidiary (if any) other than (i) actual cash distributions from any unrestricted subsidiary (if any) to the Borrower or any Borrower Party and (ii) actual effects on the Borrower Parties on a standalone basis (such as any Borrower Party becoming liable for any obligation), (b) the ability of the Borrower Party to perform any of its obligations under the Loan Documents to which it is a party or (c) the rights of or benefits available to the Lenders under the Commitment Letter, the Fee Letter (as defined below) or any other Loan Documents. No “Seller Material Adverse Effect” as defined in the Specified Acquisition PSA shall have occurred.

(iv)
The Administrative Agent shall have received a reaffirmation agreement in form and substance satisfactory to the Administrative Agent, executed and delivered by each of the Borrower Parties with respect to its obligations and the Liens granted by it under the Security Documents.

(v)
The Administrative Agent shall have received, on behalf of itself, the Lenders and each Issuing Bank on the Increase and Amendment Effective Date, (A) the favorable written opinion of Akin Gump Strauss Hauer & Feld LLP, counsel to the Borrower Parties, and of other counsel to the Borrower Parties reasonably requested by the Administrative Agent, in each case, in form and substance satisfactory to the Administrative Agent, dated as of the Increase and Amendment Effective Date in substantially the same scope as those delivered under the Credit Agreement prior to the Increase and Amendment Effective Date (other than as to collateral acquired as part of the Specified Acquisition) and (B) reasonably satisfactory evidence that all ownership interests of Borrower in the Borrower’s Subsidiaries, the Seller Entities and the Specified Acquired Business shall be owned by the Borrower or one or more Subsidiaries, in each case, free and clear of any Lien not permitted under the Loan Documents.

(vi)
The Administrative Agent shall have received: (A) an unaudited balance sheet and related statements of operations and cash flows of Borrower for each fiscal quarter of the 2015 fiscal year ended at least 45 days prior to the Increase Amendment Effective Date and for the elapsed period of the 2015 fiscal year ending on the last day of such fiscal quarter and for the comparable periods of the prior fiscal year (the “Quarterly Financial Statements”), all of which financial statements shall meet the requirements of Regulation S-X under the Securities Act and all other accounting rules and regulations of the Securities and Exchange Commission promulgated thereunder applicable to a Quarterly Report on Form 10-Q, (B) such financial information, if any, with respect to the Specified Acquired Business as the Borrower shall have received from Enterprise Products Operating LLC pursuant to the Specified Acquisition PSA on or prior to the Increase and Amendment Effectiveness Date promptly following the receipt thereof by the Borrower and (C) pro forma financial statements giving effect to the Transactions (as defined below), each in form satisfactory to the Administrative Agent, and forecasts prepared by management of the Borrower, each in form satisfactory to the Administrative Agent, of balance sheets, income statements and cash flow statements for each quarter for the first

Exhibit 10.3

twelve months following the Increase Amendment Effective Date and for each year commencing with the first fiscal year following the Increase Amendment Effective Date for the term of the Credit Agreement. As used herein, “Transactions” means, collectively, the Specified Acquisition, this Second Amendment, the incurrence of the Incremental Facility Committed Amounts, the incurrence of any other Indebtedness (including the Specified Acquisition Bridge Facility and any Indebtedness permitted under Section 6.01(j) or (n)) and any public offering of common units representing limited partnership interests in the Borrower, in each case, in connection with the Specified Acquisition and all other transactions occurring in connection therewith.

(vii)
The Administrative Agent shall have received a certificate, in form and substance satisfactory to the Administrative Agent, executed on behalf of each of the Borrower Parties, which certificate shall certify as to the financial condition and solvency of the Borrower and each of the other Borrower Parties, on a consolidated basis with their respective Subsidiaries, in each case, after giving effect to the Transactions.

(viii)
The Administrative Agent, the Arrangers and the Lenders shall have received all fees and other amounts due and payable on or prior to the Increase and Amendment Effective Date, including (A) to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement and (B) all upfront fees and amendment fees payable for the account of the Incremental Lenders and the Lenders, as applicable, due and payable under each of (1) the Commitment Letter, dated as of July 16, 2015 (the “Commitment Letter”), by and among the Borrower, the Arrangers, Wells Fargo Bank, National Association, Bank of America, N.A. and Bank of Montreal and (2) the Fee Letter, dated as of July 16, 2015 (the “Fee Letter”), by and among the Borrower, the Arrangers, Wells Fargo Bank, National Association, Bank of America, N.A., and Bank of Montreal. The Borrower shall have complied with all of its obligations under, and the terms of, the Fee Letter.

(ix)
The Administrative Agent shall have received, at least five (5) Business Days prior to the Increase and Amendment Effective Date, and be reasonably satisfied in form and substance with, all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including but not restricted to the USA Patriot Act.

(x)
The Administrative Agent shall have received and reviewed lien searches reasonably requested by the Administrative Agent, and the Borrower shall have delivered duly completed UCC-3 termination statements requested by the Administrative Agent with respect to any Liens reflected in such search results that are not permitted by the Credit Agreement.

(xi)
The Administrative Agent shall have received with respect to the Borrower and each other Borrower Party (other than Restricted Subsidiaries acquired in connection with the Specified Acquisition): (A) certificates of good standing as of a recent date issued by the appropriate Governmental Authority of the state or jurisdiction of its incorporation or organization, where applicable; (B) a certificate of the Secretary or Assistant Secretary of each Borrower Party dated the Increase and Amendment Effective Date and certifying (1) that attached thereto are true and correct copies of the Organizational Documents of such Borrower Party or that there have been no changes to the Organizational Documents thereof from those most recently delivered to the Administrative Agent in connection with the Credit Agreement and that such documents remain in full force and effect, (2) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or other governing body of such Borrower Party (and, if applicable, any parent company of such Borrower Party) authorizing the execution, delivery and performance of this Second Amendment and any related Loan Documents and the borrowings hereunder and thereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (3) as to the incumbency and

Exhibit 10.3

specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Borrower Party; and (C) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (B) above.

(xii)
The Administrative Agent shall have received “life of loan” flood certification(s) from a firm reasonably acceptable to the Administrative Agent covering any “Building” or “Manufactured (Mobile) Home” (each, as defined in the applicable Flood Insurance Regulations and to the extent not constituting Excluded Property) constituting Collateral showing whether or not such buildings are located in a special flood hazard area subject by federal regulation to mandatory flood insurance requirements, and to the extent required by Section 5.12(d) of the Credit Agreement, provide evidence of flood insurance related thereto.

(xiii)	The Administrative Agent shall have received a Note executed by the Borrower in favor of each Lender requesting a Note.

(xiv)	The Borrower shall be in compliance with Section 2.05(c)(ii)(A)-(B) of the Credit Agreement.

(xv)
At the time of and after giving effect to this Second Amendment, (A) all of the representations and warranties of each Borrower Party contained in each Loan Document to which it is a party shall be true and correct in all material respects (except that any such representations and warranties that are modified by materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date (except that any such representations and warranties that are modified by materiality shall be true and correct in all respects); provided that the representations and warranties with respect to the Specified Acquired Business shall be limited to the extent set forth in the penultimate paragraph of the Commitment Letter, and (B) no Default shall have occurred and be continuing.

(xvi)
The Administrative Agent shall have received evidence of the receipt of all governmental, regulatory, shareholder, lender and other third party consents and approvals necessary in connection with the Transaction, the failure to obtain which would reasonably be expected to result in a Material Adverse Effect (as defined in Section 5(b)(iii)); and the expiration of all applicable waiting periods (including, without limitation, the expiration or termination of the requisite waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976) without any action being taken by any governmental authority with respect to the Transactions that could reasonably be expected to materially and adversely affect the ability to consummate the Transactions on the terms described herein or result in a Material Adverse Effect (as defined in Section 5(b)(iii)). All Loans made by the Lenders to the Borrower or any of its Affiliates shall be in full compliance with the Federal Reserve’s regulations.

(xvii)
The absence of any action, suit, investigation or proceeding pending or, to the knowledge of the Borrower, threatened in any court or before any arbitrator or governmental authority that could reasonably be expected to have a Material Adverse Effect (as defined in Section 5(b)(iii)).

(xviii)	The Administrative Agent shall have had a Bank Marketing Period in accordance with and as defined in the Commitment Letter, except to the extent waived by the Arrangers in their sole discretion.

(xix)
After giving effect to the Specified Acquisition and the other Transactions, there shall be at least $250,000,000 of remaining availability under the Credit Agreement or the Replacement Credit Facility, as applicable.

Exhibit 10.3

(xx)
The Administrative Agent shall have received evidence reasonably acceptable to it that all insurance required to be maintained pursuant to the Loan Documents (including with respect to the Specified Acquired Business) has been obtained and is in effect, and the Borrower Parties shall have used commercially reasonable efforts to cause such insurance to (A) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least thirty days after receipt by the Administrative Agent of written notice thereof and (B) name the Administrative Agent, on behalf of the Secured Parties, as an additional insured, loss payee or mortgagee, as the case may be.

The Administrative Agent shall notify the Borrower and the Lenders of the Increase and Amendment Effective Date, and such notice shall be conclusive and binding.

(c)
The obligations of the Incremental Lenders to make Loans under the Incremental Facility Committed Amounts hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02 of the Credit Agreement)

(i)
The Administrative Agent shall have received, from the Incremental Lenders and the Borrower, executed counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment with respect to Section 2.

(ii)	The conditions set forth in Sections 5(a) and 5(b) shall have been satisfied.

(iii)
The Administrative Agent, each Incremental Lender (solely with respect to its own Incremental Facility Committed Amount) and the Borrower shall have agreed upon Schedule 1 to this Second Amendment, the Administrative Agent shall have provided an updated Schedule 2.01 to the Credit Agreement reflecting changes to the Lenders’ Committed Amounts in accordance with Section 2 above, and Schedule 1 and Schedule 2.01 shall have been attached to this Second Amendment.

The Administrative Agent shall notify the Borrower and the Lenders of the satisfaction (or waiver in accordance with Section 9.02 of the Credit Agreement) of the conditions under this Section 5(c), and such notice shall be conclusive and binding.
SECTION 6.    Post-Effectiveness Covenants.

(a)
On or prior to the date that is 30 days after the Increase and Amendment Effective Date (as such date may be extended by the Administrative Agent in its sole discretion), the Borrower Parties shall have satisfied (or caused to be satisfied) the following requirements:

(i)
the Administrative Agent shall have received with respect to each Restricted Subsidiary acquired in connection with the Specified Acquisition: (A) certificates of good standing as of a recent date issued by the appropriate Governmental Authority of the state or jurisdiction of its incorporation or organization, where applicable; (B) a certificate of the Secretary or Assistant Secretary of such Restricted Subsidiary certifying (1) that attached thereto are true and correct copies of the Organizational Documents of (x) such Restricted Subsidiary and (y) each Joint Venture in which such Restricted Subsidiary owns an interest and, in each case, that such documents remain in full force and effect, (2) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or other governing body of such Restricted Subsidiary (and, if applicable, any parent company of such Restricted Subsidiary) authorizing the execution, delivery and performance of any Loan Documents (or joinders thereto) executed by such Restricted Subsidiary and the guaranties provided thereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (3) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Restricted Subsidiary; and (C) a certificate of another officer as to the incumbency and specimen signature of

Exhibit 10.3

the Secretary or Assistant Secretary executing the certificate pursuant to clause (B) above.

(ii)
the Borrower shall have taken such actions, or shall have caused the applicable Borrower Party to take such actions, as may be necessary to ensure a valid First Priority perfected Lien over 100% of the Equity Interests (other than Excluded Property) acquired by any Borrower Party in connection with the Specified Acquisition, and each Restricted Subsidiary acquired in connection with the Specified Acquisition shall have duly executed and delivered to the Administrative Agent an Assumption Agreement (as defined in the Guarantee and Collateral Agreement) and other Security Documents (other than those Security Documents described in Section 6(b)), as reasonably specified by and in form and substance reasonably satisfactory to the Administrative Agent, guaranteeing and securing payment of all the Secured Obligations;

(iii)
the Borrower and its Restricted Subsidiaries shall deliver all necessary financing statements (including “transmitting utility” financing statements) and financing statement amendments necessary in connection with the Loan Documents as a result of any of the Transactions; and

(iv)
each such Restricted Subsidiary executing or delivering a document pursuant to clause (ii) or (iii) above shall (A) deliver opinions of counsel related thereto, each in scope, form and substance reasonably satisfactory to Administrative Agent, (B) pay, or cause to be paid, all fees related to any such registration, filing or recording associated with the foregoing and (C) deliver any other deliverables required by Section 5.10 of the Credit Agreement in connection with the foregoing.

(b)
On or prior to the date that is 60 days after the Increase and Amendment Effective Date (as such date may be extended by the Administrative Agent in its sole discretion), the Borrower Parties shall have satisfied (or caused to be satisfied) the following requirements:

(i)
the Administrative Agent shall have received, to the extent necessary in connection with the Incremental Facility Committed Amounts, fully executed and notarized mortgage modifications, in proper form for recording in all appropriate offices in all applicable jurisdictions;

(ii)
each Restricted Subsidiary acquired in connection with the Specified Acquisition shall execute and deliver to the Administrative Agent any and all Mortgages and other instruments and documents necessary to grant Liens in any Real Property to the Administrative Agent for the benefit of the Secured Parties to the extent the Administrative Agent may reasonably deem necessary or desirable in order to perfect, protect and preserve such Liens required under the Credit Agreement; and

(iii)
each such Restricted Subsidiary executing or delivering a Mortgage or other document pursuant to clause (i) or (ii) above shall (A) deliver opinions of counsel related thereto, each in scope, form and substance reasonably satisfactory to Administrative Agent, (B) pay, or cause to be paid, all taxes and fees related to any such registration, filing or recording associated with the foregoing and (C) deliver any other deliverables required by Section 5.10 of the Credit Agreement in connection with the foregoing.

SECTION 7.    Miscellaneous.

(a)
Confirmation. The provisions of the Loan Documents, as amended by this Second Amendment, shall remain in full force and effect in accordance with their terms following the effectiveness of this Second Amendment.

(b)
Ratification and Affirmation; Representations and Warranties. Each of the undersigned does hereby adopt, ratify, and confirm the Credit Agreement and the other Loan Documents, as amended hereby, and its obligations thereunder. The Borrower hereby (a) acknowledges, renews and extends its continued liability under each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly

Exhibit 10.3

amended hereby, notwithstanding the amendments contained herein, (b) confirms and ratifies all of its obligations under the Loan Documents to which it is a party, including its obligations and the Liens granted by it under the Security Documents to which it is a party and confirms that all references in such Security Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended and supplemented hereby without impairing any such obligations or Liens in any respect and (c) represents and warrants to the Lenders that: (i) as of the date hereof, after giving effect to the terms of this Second Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date); provided that the representations and warranties with respect to the Specified Acquired Business shall be limited to the extent set forth in the penultimate paragraph of the Commitment Letter, and (ii) as of the date hereof, after giving effect to this Second Amendment, no Default has occurred and is continuing.

(c)
Loan Document. This Second Amendment and each agreement, instrument, certificate or document executed by the Borrower or any other Borrower Party or any of its or their respective officers in connection therewith are “Loan Documents” as defined and described in the Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto and thereto.

(d)
Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

(e)
NO ORAL AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

(f)	GOVERNING LAW. THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Exhibit 10.3

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the date first written above.

Signature regarding Second Amendment (other than Section 2):

GENESIS ENERGY, L.P., as Borrower
By: GENESIS ENERGY, LLC, its general partner

By: /s/ Robert V. Deere
Robert V. Deere
Chief Financial Officer

Signature regarding Section 2 of the Second Amendment:

GENESIS ENERGY, L.P., as Borrower
By: GENESIS ENERGY, LLC, its general partner

By: /s/ Robert V. Deere
Robert V. Deere
Chief Financial Officer

[Signature Page -- Second Amendment to Fourth Amended
and Restated Credit Agreement and Joinder Agreement]

Exhibit 10.3

Signature regarding Second Amendment (other than Section 2):

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent, Issuing
Bank and a Lender

By: /s/ Andrew Ostroy
Name: Andrew Ostroy
Title: Director

Signature regarding Section 2 of the Second Amendment and as an Incremental Lender:

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent, Issuing
Bank and a Lender

By: /s/ Andrew Ostroy
Name: Andrew Ostroy
Title: Director

[Signature Page -- Second Amendment to Fourth Amended
and Restated Credit Agreement and Joinder Agreement]

Exhibit 10.3

Signature regarding Second Amendment (other than Section 2):

BANK OF AMERICA, N.A., as a Lender

By: /s/ Michael Clayborne
Name: Michael Clayborne
Title: Vice President

Signature regarding Section 2 of the Second Amendment and as an Incremental Lender:

BANK OF AMERICA, N.A., as a Lender

By: /s/ Michael Clayborne
Name: Michael Clayborne
Title: Vice President

[Signature Page -- Second Amendment to Fourth Amended
and Restated Credit Agreement and Joinder Agreement]

Exhibit 10.3

Signature regarding Second Amendment (other than Section 2):

BMO HARRIS FINANCING, INC., as a Lender

By: /s/ Kevin Utsey
Name: Kevin Utsey
Title: Director

Signature regarding Section 2 of the Second Amendment and as an Incremental Lender:

BMO HARRIS FINANCING, INC., as a Lender

By: /s/ Kevin Utsey
Name: Kevin Utsey
Title: Director

[Signature Page -- Second Amendment to Fourth Amended
and Restated Credit Agreement and Joinder Agreement]

Exhibit 10.3

Signature regarding Second Amendment (other than Section 2):

CITIBANK, N.A., as a Lender

By: /s/ Michael Zeller
Name: Michael Zeller
Title: Vice President

Signature regarding Section 2 of the Second Amendment and as an Incremental Lender:

CITIBANK, N.A., as a Lender

By: /s/ Peter Kardos
Name: Peter Kardos
Title: Vice President

[Signature Page -- Second Amendment to Fourth Amended
and Restated Credit Agreement and Joinder Agreement]

Exhibit 10.3

Signature regarding Second Amendment (other than Section 2):

Deutsche Bank AG New York Branch, as a Lender

By: /s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

Signature regarding Section 2 of the Second Amendment and as an Incremental Lender:

Deutsche Bank AG New York Branch, as a Lender

By: /s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

[Signature Page -- Second Amendment to Fourth Amended
and Restated Credit Agreement and Joinder Agreement]

Exhibit 10.3

Signature regarding Second Amendment (other than Section 2):

ROYAL BANK OF CANADA, as a Lender

By: /s/ Jason S. York
Name: Jason S. York
Title: Authorized Signatory

Signature regarding Section 2 of the Second Amendment and as an Incremental Lender:

ROYAL BANK OF CANADA, as a Lender

By: /s/ Jason S. York
Name: Jason S. York
Title: Authorized Signatory

[Signature Page -- Second Amendment to Fourth Amended
and Restated Credit Agreement and Joinder Agreement]

Exhibit 10.3

Signature regarding Second Amendment (other than Section 2):

ABN AMRO CAPITAL USA LLC, as a Lender

By: /s/ David Montgomery
Name: David Montgomery
Title: Executive Director

By: /s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

Signature regarding Section 2 of the Second Amendment and as an Incremental Lender:

ABN AMRO CAPITAL USA LLC, as a Lender

By: /s/ Kaylan Hopson
Name: Kaylan Hopson
Title: Vice President

By: /s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

[Signature Page -- Second Amendment to Fourth Amended
and Restated Credit Agreement and Joinder Agreement]

Exhibit 10.3

Signature regarding Second Amendment (other than Section 2):

COMPASS BANK, as a Lender

By: /s/ Blake Kirshman
Name: Blake Kirshman
Title: Senior Vice President

Signature regarding Section 2 of the Second Amendment and as an Incremental Lender:

COMPASS BANK, as a Lender

By: /s/ Blake Kirshman
Name: Blake Kirshman
Title: Senior Vice President

[Signature Page -- Second Amendment to Fourth Amended
and Restated Credit Agreement and Joinder Agreement]

Exhibit 10.3

Signature regarding Second Amendment (other than Section 2):

THE BANK OF NOVA SCOTIA, as a Lender

By: /s/ Mark Sparrow
Name: Mark Sparrow
Title: Director

Signature regarding Section 2 of the Second Amendment and as an Incremental Lender:

THE BANK OF NOVA SCOTIA, as a Lender

By: /s/ Mark Sparrow
Name: Mark Sparrow
Title: Director

[Signature Page -- Second Amendment to Fourth Amended
and Restated Credit Agreement and Joinder Agreement]

Exhibit 10.3

Signature regarding Second Amendment (other than Section 2):

SCOTIABANC INC., as a Lender

By: /s/ J.F. Todd
Name: J.F. Todd
Title: Managing Director

Signature regarding Section 2 of the Second Amendment and as an Incremental Lender:

[Signature Page -- Second Amendment to Fourth Amended
and Restated Credit Agreement and Joinder Agreement]

Exhibit 10.3

Signature regarding Second Amendment (other than Section 2):

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Ben J. Leonard
Name: Ben J. Leonard
Title: Vice President

Signature regarding Section 2 of the Second Amendment and as an Incremental Lender:

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Ben J. Leonard
Name: Ben J. Leonard
Title: Vice President

[Signature Page -- Second Amendment to Fourth Amended
and Restated Credit Agreement and Joinder Agreement]

Exhibit 10.3

SCHEDULE 1

INCREMENTAL FACILITY COMMITTED AMOUNTS

Name of Incremental Lender	Existing Committed Amount	Incremental Facility Committed Amount	Total Committed Amount
Wells Fargo Bank, National Association	$90,000,000	$60,000,000	$150,000,000
Bank of America, N.A.	$90,000,000	$60,000,000	$150,000,000
BMO Harris Financing, Inc.	$90,000,000	$60,000,000	$150,000,000
Citibank, N.A.	$73,000,000	$52,000,000	$125,000,000
Deutsche Bank AG New York Branch	$73,000,000	$52,000,000	$125,000,000
Royal Bank of Canada	$73,000,000	$52,000,000	$125,000,000
ABN AMRO Capital USA LLC	$73,000,000	$41,000,000	$114,000,000
Compass Bank	$73,000,000	$41,000,000	$114,000,000
U.S. Bank National Association	$73,000,000	$41,000,000	$114,000,000
The Bank of Nova Scotia	$36,500,000	$41,000,000	$77,500,000
Total:	$744,500,000	$500,000,000	$1,244,500,000

Exhibit 10.3

SCHEDULE 2.01

Committed Amounts

Name of Lender	Committed Amount
Wells Fargo Bank, National Association	$150,000,000
Bank of America, N.A.	$150,000,000
BMO Harris Financing, Inc.	$150,000,000
Citibank, N.A.	$125,000,000
Deutsche Bank AG New York Branch	$125,000,000
Royal Bank of Canada	$125,000,000
U.S. Bank National Association	$114,000,000
ABN AMRO Capital USA LLC	$114,000,000
Compass Bank	$114,000,000
The Bank of Nova Scotia	$77,500,000
Regions Bank	$59,000,000
Scotiabank Inc.	$36,500,000
Amegy Bank National Association	$35,000,000
Cadence Bank, N.A.	$30,000,000
Comerica Bank	$25,000,000
Santander Bank, N.A.	$25,000,000
Sumitomo Mitsui Banking Corporation	$25,000,000
Trustmark Bank	$20,000,000
Total	$1,500,000,000.00

Exhibit 10.3

EXHIBIT I

FORM OF COMPLIANCE CERTIFICATE1

Financial Statement Date: _____________, ______
To:    Wells Fargo Bank, National Association, as Administrative Agent

Ladies and Gentlemen:
Reference is made to the Fourth Amended and Restated Credit Agreement dated as of June 30, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Genesis Energy, L.P., as borrower (the “Borrower”), Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto.
The undersigned Financial Officer hereby certifies as of the date hereof that he/she is the ______________________________________ of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:
[Use following paragraphs 1 and 2 for fiscal year-end financial statements]
1.    The Borrower has delivered the year-end audited financial statements required by Section 5.01(a)(i) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.
2.    The Borrower has delivered the year-end unaudited financial statements required by Section 5.01(a)(ii) of the Agreement for the fiscal year of the Borrower ended as of the above date.
[Use following paragraphs 1 and 2 for fiscal quarter-end financial statements]
1.    The Borrower has delivered the unaudited financial statements required by Section 5.01(b)(i) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries in accordance with GAAP consistently applied as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.
2.    The Borrower has delivered the unaudited financial statements required by Section 5.01(b)(ii) of the Agreement for the fiscal quarter ended as of the above date.
3.    The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by such financial statements.
______________________________________
1 The financial statement certifications certified herein are intended to be reflective of the certifications required under Section 5.01(a) and 5.01(b) of the Credit Agreement.  The financial covenant calculations included herein are intended to reflect the components of the financial covenants set forth in Section 6.14. In the event of any conflict or inconsistency between the applicable terms and conditions of the Credit Agreement, on the one hand, and the financial statement certifications and/or financial covenant calculations reflected in this Exhibit J, on the other hand, the terms and conditions of the Credit Agreement shall control.

Exhibit I

Exhibit 10.3

4.    A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its obligations under the Loan Documents, and
[select one:]
[during such fiscal period, the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]
--or--
[during such fiscal period the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]
5.    The financial covenant analyses and information set forth on Schedules 1 and 2 attached hereto are true and accurate on and as of the date of this Certificate.
6.    [No change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 of the Agreement]
--or--
[The following changes in GAAP or in the application thereof have occurred since the date of the audited financial statements referred to in Section 3.04 of the Agreement and such changes have had the following effects on the financial statements accompanying this Compliance Certificate:]

Exhibit I

Exhibit 10.3

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of _____________________, ______.

GENESIS ENERGY, L.P.
By: GENESIS ENERGY, LLC, its general partner

By:
Name:
Title:

Exhibit I

Exhibit 10.3

For the Quarter/Year ended ___________________(“Statement Date”)

SCHEDULE 1
to the Compliance Certificate
($ in 000's)

I. Interest Coverage Ratio.

A.	Adjusted Consolidated EBITDA (Schedule 2) for the four
consecutive fiscal quarter period ending on the Statement Date:    $_____________

B.	Consolidated Interest Expense for such period[2]: $_____________

C.	Consolidated Interest Coverage Ratio (Line I.A / Line I.B): ________ to 1.00
Minimum required commencing with the Test Period ending September 30, 2015:

Minimum Interest Coverage Ratio
3.00 to 1.00 [3]

__________________________________
2 If (i) the Equity Condition is not satisfied on or before the Increase and Amendment Effective Date and (ii) the Borrower provides a written notice to the Administrative Agent on or before September 30, 2015 of its election to annualize the Consolidated Interest Expense in accordance with this proviso, then (A) for the period ending September 30, 2015, Consolidated Interest Expense shall be deemed to equal Consolidated Interest Expense for the fiscal quarter ending September 30, 2015 multiplied by 4, (B) for the period ending December 31, 2015, Consolidated Interest Expense shall be deemed to equal Consolidated Interest Expense for the two fiscal quarter period ending December 31, 2015 multiplied by 2 and (C) for the period ending March 31, 2016, Consolidated Interest Expense shall be deemed to equal Consolidated Interest Expense for the three fiscal quarter period ending March 31, 2016 multiplied by 4/3.
3 During a Permitted Acquisition Period, the minimum Consolidated Interest Coverage Ratio as at the last day of each Test Period shall not be less than 2.75 to 1.00.

Exhibit I

Exhibit 10.3

II.Leverage Ratios.
Consolidated Leverage Ratio

A.	Consolidated Total Funded Debt as at the Statement Date: $___________

B.	Adjusted Consolidated EBITDA (Schedule 2) for the four
consecutive fiscal quarter period ending on the Statement Date:    $___________

C.	Consolidated Leverage Ratio (Line II.A / Line II.B): ______ to 1.00
Maximum permitted:

Fiscal Quarter Ending	Consolidated Leverage Ratio if the Equity Condition is satisfied on or prior to the Increase and Amendment Effective Date	Consolidated Leverage Ratio if the Equity Condition is not satisfied on or prior to the Increase and Amendment Effective Date
September 30, 2015	5.75 to 1.00	6.00 to 1.00
December 31, 2015	5.50 to 1.00	5.75 to 1.00
March 31, 2016	5.50 to 1.00	5.75 to 1.00
June 30, 2016	5.50 to 1.00	5.50 to 1.00
September 30, 2016 and thereafter[4]	5.00 to 1.00	5.00 to 1.00

_____________________________
4 The Consolidated Leverage Ratio as of the last day of each Test Period ending on or after September 30, 2016 and during a Permitted Acquisition Period shall not exceed 5.50 to 1.00.

Exhibit I

Exhibit 10.3

Consolidated Senior Secured Leverage Ratio

A.	Consolidated Total Senior Secured Funded Debt as at the
Statement Date:                                $___________

B.	Adjusted Consolidated EBITDA (Schedule 2) for the four
consecutive fiscal quarter period ending on the Statement Date:        $___________

C.	Consolidated Senior Secured Leverage Ratio
(Line II.A / Line II.B):                            _______to 1.00
Maximum permitted commencing with the Test Period ending September 30, 2015:

Maximum Consolidated Senior Leverage Ratio
Prior to a Permitted Acquisition Period:	3.75 to 1.00
During a Permitted Acquisition Period:	4.25 to 1.00 [5]

______________________
5 During a Permitted Acquisition Period, the maximum Consolidated Senior Secured Leverage Ratio as at the last day of each Test Period shall not exceed 4.25 to 1.00.

Exhibit I

Exhibit 10.3

III.    EBITDA for Pricing.

Adjusted Consolidated EBITDA for purposes of determining Applicable
Margin6 (see Preliminary Adjusted Consolidated EBITDA on Schedule 2)7:            $___________

__________________________
6 Solely for the purpose of determining the Applicable Margin, Adjusted Consolidated EBITDA, as used in calculating Consolidated Leverage Ratio, will be calculated without giving effect to the limitation on cash distributions received by the Borrower and the Restricted Subsidiaries from Joint Ventures consummated after the Effective Date, as set forth in clause (a) of the first proviso set forth in the definition of Adjusted Consolidated EBITDA.
7 If (i) the Equity Condition is not satisfied on or before the Increase and Amendment Effective Date and (ii) the Borrower provides a written notice to the Administrative Agent on or before September 30, 2015 of its election to annualize the Adjusted Consolidated EBITDA in accordance with this proviso, then (A) for the period ending September 30, 2015, Adjusted Consolidated EBITDA shall be deemed to equal Adjusted Consolidated EBITDA for the fiscal quarter ending September 30, 2015 multiplied by 4, (B) for the period ending December 31, 2015, Adjusted Consolidated EBITDA shall be deemed to equal Adjusted Consolidated EBITDA for the two fiscal quarter period ending December 31, 2015 multiplied by 2 and (C) for the period ending March 31, 2016, Adjusted Consolidated EBITDA shall be deemed to equal Adjusted Consolidated EBITDA for the three fiscal quarter period ending March 31, 2016 multiplied by 4/3.

Exhibit I

Exhibit 10.3

For the Quarter/Year ended ___________________(“Statement Date”)

SCHEDULE 2
to the Compliance Certificate
($ in 000's)

		Quarter	Quarter	Quarter	Quarter	Four Fiscal Quarter Period
		Ended	Ended	Ended	Ended	Ended
	Consolidated Net Income of the Borrower and its Subsidiaries[8]	—	—	—	—	—
+	Interest Expense	—	—	—	—	—
+	Federal, state, local income and foreign withholding taxes	—	—	—	—	—
+	Depreciation, depletion and amortization expense	—	—	—	—	—
+	Deferred or non-cash equity compensation or stock option or similar compensation expense
—	Actual cash payments made with respect to deferred compensation
+	Cash received by the Borrower or any Restricted Subsidiary pursuant to any Direct Financing Lease
+	Transaction Costs[9]	—	—	—	—	—
=	Consolidated EBITDA before cash distributions

___________________________________________
8 Determined without giving effect to (without duplication): (a) any extraordinary income or gains, (b) any interest income, (c) any non-cash income (excluding items which represent the reversal of a non-cash charge referred to in clause (e) below of this definition), (d) any extraordinary losses, (e) any non-cash charges or losses (except to the extent that any such non-cash charge or loss would require an anticipated cash payment (or a reserve for an anticipated cash payment) in any future period), including any non-cash expenses relating to impairments and similar write-offs and stock appreciation rights, (f) any gains or losses from sales of assets other than inventory sold in the ordinary course of business, (g) income or losses attributable to Unrestricted Subsidiaries, Joint Ventures, any Person accounted for by the Borrower by the equity method of accounting, or any other Person that is not a Subsidiary or (h) income or losses attributable to Direct Financing Leases.

9 Transaction Costs to be added back during the term of the Agreement under this line item shall not exceed 15% of Adjusted Consolidated EBITDA for any applicable period.

Exhibit I

Exhibit 10.3

+	Cash distributions from Unrestricted Subsidiaries[10]
+	Cash distributions from Joint Ventures or the Equity Interests of other Persons
=	Consolidated EBITDA
+	Pro Forma Adjustments (other than Non-Historical Pro Forma Adjustments and Material Project EBITDA Adjustments)
+	Non-Historical Pro Forma Adjustments, as applicable
+	Material Project EBITDA Adjustments, as applicable
=	(Preliminary) Adjusted Consolidated EBITDA
—
Cash distributions from Joint Ventures (except for Joint Ventures (other than Exempted Joint Ventures) consummated on or before the Effective Date) in excess of 25% of (Preliminary) Adjusted Consolidated EBITDA[11]

=	Adjusted Consolidated EBITDA	—	—	—	—	—

____________________________
10 Including loan payments under the NEJD Intercompany Note.
11 Cash distributions received by the Borrower and the Restricted Subsidiaries from all Joint Ventures consummated after the Effective Date (other than Exempted Joint Ventures) shall not account for more than 25% of Adjusted Consolidated EBITDA (as such Adjusted Consolidated EBITDA is calculated from time to time without giving effect to cash distributions from Joint Ventures (other than Exempted Joint Ventures) consummated after the Effective Date), and any excess shall be deemed to not be Adjusted Consolidated EBITDA.

Exhibit I